UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 20, 2016

CRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-24049	04-2372210
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

200 Clarendon Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 425-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                          Entry into a Material Definitive Agreement.

On May 20, 2016, we, as guarantor, and our wholly owned UK subsidiary CRA International (UK) Limited, as tenant, entered into two leases for new office space in London, UK with Mitsubishi Estate London Limited, as landlord. In addition to the leases, on the same date these parties entered into certain related agreements regarding the leases and the building out of the leased properties, including an Agreement for Leases, a Side Deed, and Licences to Carry Out Works.  Under the leases, our UK subsidiary will lease the fourth floor and part of the ground floor of the office building located at 8 Finsbury Circus in London, consisting of an aggregate of 22,990 square feet.  Following an initial rent-free period, annual fixed rent for the office space will be £191,812.50 for the ground floor space, which our UK subsidiary will begin paying on November 13, 2017, and £1,444,272.50 for the fourth floor space, which our UK subsidiary will begin paying on July 13, 2018 (in each case, excluding insurance costs, VAT and other customary operating costs and expenses for which our UK subsidiary will be responsible). The rent under each lease is subject to increase every five years, based on rental market conditions at that time. The landlord has agreed to pay an aggregate amount of £134,161.10 plus VAT to cover various costs incurred by our UK subsidiary in connection with the building out of the leased properties.  Each lease has a 15-year term, which expires on May 19, 2031.  Subject to certain conditions, the lease for the ground floor will be terminable by us after 10 years.

A copy of each of the following agreements dated May 20, 2016 by and among us, our UK subsidiary, and Mitsubishi Estate London Limited are attached as exhibits to this current report on Form 8-K and incorporated herein by reference: (1) Agreement for Leases (Exhibit 10.1), (2) Lease relating to Unit 2, Part Ground Floor, 8 Finsbury Circus, London EC2 (Exhibit 10.2), (3) Lease relating to Fourth Floor, 8 Finsbury Circus, London EC2 (Exhibit 10.3), (4) Licence to Carry Out Works relating to Unit 2, Part Ground Floor, 8 Finsbury Circus, London EC2 (Exhibit 10.4), (5) Licence to Carry Out Works relating to Fourth Floor, 8 Finsbury Circus, London EC2 (Exhibit 10.5), and (iii) Side Deed (Exhibit 10.6).

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits

Number	Title

10.1	Agreement for Leases dated May 20, 2016 by and among Mitsubishi Estate London Limited, CRA International (UK) Limited and CRA International, Inc.

10.2	Lease relating to Unit 2, Part Ground Floor, 8 Finsbury Circus, London EC2 dated May 20, 2016 by and among Mitsubishi Estate London Limited, CRA International (UK) Limited and CRA International, Inc.

10.3	Lease relating to Fourth Floor, 8 Finsbury Circus, London EC2 dated May 20, 2016 by and among Mitsubishi Estate London Limited, CRA International (UK) Limited and CRA International, Inc.

10.4

Licence to Carry Out Works relating to Unit 2, Part Ground Floor, 8 Finsbury Circus, London EC2 dated May 20, 2016 by and among Mitsubishi Estate London Limited, CRA International (UK) Limited and CRA International, Inc.

10.5

Licence to Carry Out Works relating to Fourth Floor, 8 Finsbury Circus, London EC2 dated May 20, 2016 by and among Mitsubishi Estate London Limited, CRA International (UK) Limited and CRA International, Inc.

10.6	Side Deed dated May 20, 2016 by and among Mitsubishi Estate London Limited, CRA International (UK) Limited and CRA International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRA INTERNATIONAL, INC.

Dated: May 24, 2016	By:	/s/ Chad M. Holmes
Chad M. Holmes
Chief Financial Officer, Executive Vice President and Treasurer

EXHIBIT INDEX

Number	Title

10.1	Agreement for Leases dated May 20, 2016 by and among Mitsubishi Estate London Limited, CRA International (UK) Limited and CRA International, Inc.

10.2	Lease relating to Unit 2, Part Ground Floor, 8 Finsbury Circus, London EC2 dated May 20, 2016 by and among Mitsubishi Estate London Limited, CRA International (UK) Limited and CRA International, Inc.

10.3	Lease relating to Fourth Floor, 8 Finsbury Circus, London EC2 dated May 20, 2016 by and among Mitsubishi Estate London Limited, CRA International (UK) Limited and CRA International, Inc.

10.4

Licence to Carry Out Works relating to Unit 2, Part Ground Floor, 8 Finsbury Circus, London EC2 dated May 20, 2016 by and among Mitsubishi Estate London Limited, CRA International (UK) Limited and CRA International, Inc.

10.5

Licence to Carry Out Works relating to Fourth Floor, 8 Finsbury Circus, London EC2 dated May 20, 2016 by and among Mitsubishi Estate London Limited, CRA International (UK) Limited and CRA International, Inc.

10.6	Side Deed dated May 20, 2016 by and among Mitsubishi Estate London Limited, CRA International (UK) Limited and CRA International, Inc.